Exhibit 10.5

                              EMPLOYMENT AGREEMENT
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AGREEMENT  made  as  of  the 1st day of March, 2001 by and between, CLEAN DIESEL
TECHNOLOGIES, INC. a Delaware corporation of 300 Atlantic Street, Stamford, Connecticut 06901 (the "Company"), and DAVID W. WHITWELL of 5 Mohegan Lane Rye Brook, NY 10573 ("Employee").

WHEREAS, the Company desires certain services for itself and its subsidiaries and affiliates and Employee desires to contract with the Company to perform such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter recited, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


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TERM:  THIS  AGREEMENT  SHALL  COMMENCE  AS OF THE DATE FIRST WRITTEN ABOVE (THE
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"COMMENCEMENT  DATE")  AND  SHALL CONTINUE THEREAFTER UNTIL TERMINATED BY EITHER
PARTY  AS  PROVIDED  BELOW.
SCOPE OF WORK; TITLE:  ON THE COMMENCEMENT DATE EMPLOYEE SHALL BE VICE PRESIDENT
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AND  CHIEF FINANCIAL OFFICER OF THE COMPANY.  IN SUCH EMPLOYMENT, EMPLOYEE SHALL
ON A FULL-TIME BASIS DIRECT ALL OF HIS EFFORTS TOWARD THE PERFORMANCE OF SUCH DUTIES AS SHALL BE ASSIGNED TO HIM BY THE PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY. "FULL TIME" SHALL MEAN NO OTHER SUBSTANTIAL OUTSIDE BUSINESS ACTIVITIES.
SALARY;  BENEFITS:  THE  COMPANY  AGREES  TO  CAUSE  EMPLOYEE TO BE PAID FOR HIS
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SERVICES  HEREUNDER  AT  THE  RATE OF ONE HUNDRED SIXTY FIVE THOUSAND ($165,000)
DOLLARS PER YEAR, EMPLOYEE TO BE PAID SUCH AMOUNTS BY THE COMPANY ACCORDING TO ITS NORMAL AND CUSTOMARY PROCEDURES FROM TIME TO TIME IN EFFECT BUT NOT LESS OFTEN THAN MONTHLY. EMPLOYEE SHALL BE ENTITLED TO PARTICIPATE FROM TIME TO TIME IN SUCH BENEFIT PROGRAMS AS THE COMPANY MAY CUSTOMARILY EXTEND TO ITS OFFICERS AND EMPLOYEES AS A CLASS. THIS AGREEMENT MAY NOT BE CONSTRUED TO PREVENT THE COMPANY FROM RESCINDING ANY SUCH BENEFIT FOR EMPLOYEE SO LONG AS SUCH RESCISSION APPLIES TO OFFICERS OR EMPLOYEES AS A CLASS.
EXPENSES:  EMPLOYEE  SHALL  BE  REIMBURSED  BY  THE COMPANY FOR ALL ORDINARY AND
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NECESSARY OUT OF POCKET EXPENSES INCURRED BY EMPLOYEE IN PERFORMING HIS SERVICES
HEREUNDER.  SUCH  EXPENSES  TO  BE REPORTED FROM TIME TO TIME BY EMPLOYEE ON THE
COMPANY'S CUSTOMARY FORM OF EXPENSE REPORT AND SUBMITTED FOR APPROVAL TO THE COMPANY PURSUANT TO ITS POLICIES FROM TIME TO TIME IN EFFECT.
TERMINATION  OF EMPLOYMENT:   JUST CAUSE.  THE COMPANY MAY AT ANY TIME TERMINATE
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THIS AGREEMENT FOR JUST CAUSE.  JUST CAUSE SHALL MEAN CONVICTION OF THE EMPLOYEE
UNDER, OR A PLEA OF GUILTY BY THE EMPLOYEE TO, ANY STATE OR FEDERAL FELONY CHARGE; ANY INSTANCE OF FRAUD, EMBEZZLEMENT, SELF-DEALING, INSIDER TRADING OR SIMILAR MALFEASANCE WITH RESPECT TO THE COMPANY REGARDLESS OF THE AMOUNT OF MONEY OR VALUE OF PROPERTY INVOLVED; SUBSTANCE ABUSE WHICH SHALL, IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS OF THE COMPANY, LIMIT EMPLOYEE'S PERFORMANCE OF HIS DUTIES; OR ANY TRANSGRESSION FOR WHICH TERMINATION OF EMPLOYMENT IS IDENTIFIED AS A DISCIPLINARY MEASURE IN ANY COMPANY EMPLOYEE MANUAL OR WRITTEN POLICY.
               Disability.  The  Company  may  terminate this agreement upon the
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physical  or  mental  disability  of  Employee, if the Directors shall determine that, as a result of such disability Employee has for a continuous period of six
(6) months been substantially absent from his customary place of work and unable to perform his customary duties.
               At  Will.  Either  of  Employee  or  Company  may  terminate this
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agreement  on  written  notice one to the other.  Where Employee shall terminate this agreement by resigning his employment, he shall provide three month's written notice thereof to Company. Where Company shall so terminate this agreement under this clause and not for just cause or disability, Company shall provide salary and benefit continuation (in the amount and of the nature then enjoyed by Employee) to the Employee month to month for a period of nine (9) months or until Employee shall sooner find other employment. The obligation of Company hereunder to provide salary and benefit continuation shall subsist only so long as Employee shall diligently continue to seek other employment. "Other employment" shall mean other substantially comparable employment as Employee shall have held with the Company or an affiliate thereof. Termination at will
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under  this sub-section (c) shall also include constructive discharge within one
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year  following  a  Change  in  Control  of  the  Company.  "Constructive
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discharge"  means  that  the  responsibilities  of Employee have been materially
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diminished or Employee's position is to be relocated more than one hundred miles
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from  the  Company's  headquarters at the time of Change in Control.  "Change in
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Control"  has  the  meaning  for such phrase as is set out in the Company's 1994
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Incentive  Plan.
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Discoveries  and  Inventions:  (a)  All  patentable and unpatentable inventions,
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discoveries and ideas which are made or conceived by Employee during the term of this Agreement, and which are based upon or arise out of Employee's services hereunder ("Developments") are or shall become the Company's property. Employee agrees to disclose promptly to the Company each such Development and, upon the Company's request and at its expense, Employee whether or not still employed by the Company or during the term of this agreement or not, will assist the Company, or its designee, in making application for Letters Patent in any country in the world. Employee further agrees to execute all papers and do all things which may be necessary or advisable to prosecute such applications, and to transfer to and vest in the Company, or its designee, all the right, title and interest in and to such Developments, and all applications for patents and Letters Patent issued thereon. If for any reason Employee is unable to effectuate a full assignment of any such Development, Employee agrees to transfer to the Company, or its designee, Employee's transferable rights, whether they be exclusive or non-exclusive, or as a joint inventor or partial owner of the Development. No action or inaction by the Company shall in any event be construed as a waiver or abandonment of its rights to any such Development except an instrument in writing signed by an authorized official of the Company by which it specifically states it intends to be bound in such respect.
Proprietary  Information:  Employee will not at any time, either during the term
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of  this Agreement or thereafter, disclose to others, or use for his own benefit or the benefit of others, any of the Developments or any confidential, proprietary or secret information owned, possessed or used by the Company or any of its subsidiaries or affiliates (collectively, "Proprietary Information"), which, by way of illustration, but not limitation, includes devices, structures, machines, processes, trade secrets, disclosures, data, know-how, business opportunities, marketing plans, forecasts, unpublished financial statements, budgets, and information concerning prices, costs, employees, customers and suppliers. Employee's undertakings and obligations under this Paragraph 7 will not apply to any Proprietary Information which: (a) is or becomes generally known to the public through no action on the part of Employee or (b) is generally disclosed to third parties by the Company or any of its subsidiaries or affiliates without restriction on such third parties. Upon termination of this Agreement or at any other time upon request, Employee will promptly deliver to the Company all notes, memoranda, notebooks, drawings, designs, three dimensional figures, photographs, layouts, diagrams, records, reports, files and other documents (and all copies or reproductions of such materials) in his possession or under his control, whether prepared by him or others, which contain Proprietary Information. Employee acknowledges that this material is the sole property of the Company or an affiliate of the Company. Non-Competition: Following the termination of Employment for any reason,
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Employee  agrees that Employee will not recruit, entice, induce or encourage any of the Company's other employees or consultants to engage in any activity which, were it done by Employee, would violate any provision of this Agreement. Employee shall not during a one (1) year period following Employee's termination of employment with the Company undertake employment with a competitor of the Company or its affiliates in a line of business substantially similar to that of the Company or its affiliates and in a position where there is a reasonable probability that Employee would make use of



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the  Company's  Proprietary  Information for such competitor.  For such one year period and before performing any services for others, as employee or consultant or otherwise, in the actual lines of business in which the Company or its affiliates were engaged during his term of employment, Employee will notify the Company of the general nature of the services to be performed and the party for whom they will be performed and Employee will, also, prior to undertaking such service or employment inform the other party of the existence of this covenant in this Agreement. Employee admits that breach of his covenants hereunder regarding the Company's Proprietary Information is likely to cause serious economic injury to the Company.
Assignment:  This  Agreement  may  not  be  assigned by either party without the
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prior  written  consent  of  the  other  party.
Continuing  Obligations:  The  Employee's  covenants set forth in Sections 6, 7,
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and 8 above shall continue according to their terms following the termination of this Agreement. The Company may enforce its rights under such covenants by means of equitable judicial remedies, including temporary restraining orders, temporary injunctions and injunctions and appeals arising from any applications for such remedies.
Governing  law;  Waiver  of  Jury  Trial  and  Bond.  This  agreement,  the
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interpretation  hereof and any and all disputes between the Company and Employee
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shall  be governed by and interpreted under the internal substantive laws of the
State of Connecticut applicable to contracts to be performed in that State and without any reference to any conflicts of laws rules. In any legal proceeding, including appeals, in any jurisdiction between the Company and Employee, Employee does hereby irrevocably waive (a) any right to trial by jury with respect to any claim by or against the Company and (b) any requirement that Company post any bond for any reason.
Exclusivity.  Employee's  rights  to  salary  continuation hereunder shall be in
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lieu  of  severance  benefits, if any, separately provided under policies of the
Company from time to time in effect which separately provided severance benefits Employee hereby waives.
Notices.  All  notices  hereunder  shall  be  in  writing  and  shall  be deemed
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effective  upon  receipt  if  hand  delivered  or  if  sent  by  facsimile  and acknowledged electronically or by courier and acknowledged. Notices by mail shall be deemed received four (4) days after delivery if sent priority mail postage prepaid return receipt requested and the sender shall have the signed receipt. In each case notices shall be transmitted to the address first given above or such other address as may be given by notice as provided herein.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

Employee                              CLEAN DIESEL TECHNOLOGIES, INC.


By: /s/ David W. Whitwell             By:  /s/  C. W. Grinnell
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        David W. Whitwell                       Charles W. Grinnell
        Vice President                          Vice President


Date: 8/6/01                          Date: 8/7/01
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